Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
     The undersigned executive officers of PVF Capital Corp. (the “Registrant”) hereby certify that this Annual Report on Form 10-K for the year ended June 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ John R. Male
	Name:	John R. Male
	Title:	Chairman of the Board and Chief Executive Officer

By:	/s/ C. Keith Swaney
	Name:	C. Keith Swaney
	Title:	President, Chief Operating Officer and Treasurer

Date: September 13, 2007